EXHIBIT 10.3

 FIRST AMENDMENT TO CASH COLLATERAL ACCOUNT SECURITY, PLEDGE AND ASSIGNMENT
                                    AGREEMENT


            This FIRST AMENDMENT TO CASH COLLATERAL ACCOUNT SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT (this "AMENDMENT"), dated as of January [__], 1998, among Mid-America Capital Partners, L.P. (the "PARTNERSHIP"), Mid-America Apartments, L.P. ("MAALP"), First Union National Bank ("ACCOUNT BANK"), Morgan Stanley Mortgage Capital Inc. ("MORGAN STANLEY") and LaSalle National Bank, as trustee ("TRUSTEE") under the Indenture described below.

                               W I T N E S S E T H

            WHEREAS, the Partnership has issued its First Mortgage Bridge Notes to Morgan Stanley in the principal amount of $140,000,000 pursuant to an Indenture dated as of November 21, 1997 (as the same may be amended, supplemented or modified from time to time, the "INDENTURE");

            WHEREAS, the obligations of the Partnership under such First Mortgage Bridge Notes and the Indenture are secured by, among other things, a Cash Collateral Account Security, Pledge and Assignment Agreement dated as of November 21, 1997 among the parties hereto (the "CASH COLLATERAL AGREEMENT");

            WHEREAS, the Partnership desires to issue its First Mortgage Bonds in the maximum aggregate principal amount of $150,000,000 under the Indenture, which First Mortgage Bonds will be secured by, among other things, the Cash Collateral Agreement;

            WHEREAS, the parties hereto desire to amend the Cash Collateral Agreement as set forth in this Amendment.

            NOW, THEREFORE, in consideration of the premises and the agreements and covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Capitalized terms used but not otherwise defined herein have the respective meanings given thereto in or pursuant to the Cash Collateral Agreement unless otherwise expressly provided herein.

            Section 1. AMENDMENT OF SECOND RECITAL OF THE CASH COLLATERAL AGREEMENT. The second recital of the Cash Collateral Agreement is hereby amended
(a) by the deletion of the words "Secured Bridge Notes" each time such words appear and the substitution of the words "First Mortgage Bridge Notes" therefor and (b) by the deletion of the second parenthetical in such second recital and the substitution therefor of the following words and punctuation: "(as the same may be amended, supplemented or modified from time to time, the "INDENTURE")".

            Section 2. AMENDMENT OF FOURTH RECITAL OF THE CASH COLLATERAL AGREEMENT. The fourth recital of the Cash Collateral Agreement is hereby amended by the deletion of the words "Secured Bridge Notes" therein and the substitution of the words "First Mortgage Bridge Notes" therefor.

            Section 3. AMENDMENT OF SECTION 3(H) OF THE CASH COLLATERAL AGREEMENT. Section 3(h) of the Cash Collateral Agreement is hereby amended by the deletion of the first sentence therein and the substitution therefor of the following sentence: "Trustee shall give prompt written notice to Account Bank of any Event of Default hereunder or under the Notes, the Indenture or any other Security Document of which a Trust Officer of Trustee has actual knowledge and of the making of any Advance by the Trustee (each, a "DEFAULT TRIGGER NOTICE") and of any claim for indemnity under the Partnership Environmental Indemnity or the MAALP Environmental Indemnity, in each case of which a Trust Officer of Trustee has actual knowledge, or of any failure of the Partnership to maintain a Debt Service Coverage Ratio of at least 1.30 to 1 as set forth in Section 4.19(b) of the Indenture (each, a "FUNDING TRIGGER NOTICE"; any such Funding Trigger Notice and any Default Trigger Notice, a "TRIGGER NOTICE") and prompt written notice to Account Bank of the termination of any such Event of Default, the repayment of any such Advance, the satisfaction by the Partnership or MAALP, as the case may be, of any such claim or the cure by the Partnership of any such failure (each, a "TERMINATION NOTICE")."

            Section 4. AMENDMENT OF SECTION 3(i) OF THE CASH COLLATERAL AGREEMENT. Section 3(i) of the Cash Collateral Agreement is hereby amended by the deletion of the words and figure "an amount equal to $594,700.00" therein and the substitution of the words and figure "an amount equal to $1,189,400" therefor.

            Section 5. AMENDMENT OF SECTION 3(k) OF THE CASH COLLATERAL AGREEMENT. Section 3(k) of the Cash Collateral Agreement is hereby amended (a) by the deletion of the words and punctuation "During any Funding Period," from the second sentence thereof and (b) by the addition of the words and punctuation ", to the extent available," after the words "Mortgage Escrow Account" in the second sentence thereof.

            Section 6. AMENDMENT OF SECTION 3(l) OF THE CASH COLLATERAL AGREEMENT. Section 3(l) of the Cash Collateral Agreement is hereby amended (a) by the deletion of the words and punctuation "During any Cash Management Period," from the second sentence thereof and (b) by the addition of the words and punctuation ", to the extent available," after the words "Replacement Reserve Account" in the second sentence thereof.

            Section 7. AMENDMENT OF SECTION 3(O)(4) OF THE CASH COLLATERAL AGREEMENT. Section 3(o)(4) of the Cash Collateral Agreement is hereby amended by the insertion of the words "from any Account" between the word "funds" and the word "solely" therein.

            Section 8. AMENDMENT OF SECTION 12(d) OF THE CASH COLLATERAL AGREEMENT. Section 12(d) of the Cash Collateral Agreement is hereby amended to read in its entirety as follows:

            "(d) If, at any time, Account Bank shall reasonably determine that there is any dispute between any of the parties hereto with respect to the holding or disposition of any funds in any Accounts hereunder, or if at any time Account Bank is unable to determine, to Account Bank's satisfaction, the proper disposition of any funds in the Accounts or Account Bank's proper actions with respect to its obligations hereunder, then Account Bank may suspend the performance of any of its obligations under this Agreement until such dispute or uncertainty shall be resolved by written instruction of Trustee (acting upon direction of the holders of the First Mortgage Bridge Notes or the First Mortgage Bonds as provided in the Indenture). If no written instruction of Trustee is delivered to Account Bank or if such written instruction of Trustee fails to resolve such dispute or uncertainty, Account Bank may, at its sole option, (i) resign as Account Bank pursuant to Section 14 or (ii) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Charlotte, North Carolina, for instructions with respect to such dispute or uncertainty, and pay into such court all funds held by it in the Accounts for holding and disposition in accordance with the instructions of such court. Account Bank shall have no liability to any person with respect to any such suspension of performance, resignation as Account Bank, reliance upon the written instructions of Trustee or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Accounts or any delay in or with respect to any other action required or requested of Account Bank."

            Section 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            Section 10. RATIFICATION OF CASH COLLATERAL AGREEMENT. Except as modified and expressly amended by this Amendment, the Cash Collateral Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

            Section 11. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in all respects in accordance with the laws of the State in which the Accounts are located.

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            IN WITNESS WHEREOF, the Partnership, MAALP, Account Bank, Morgan
Stanley and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    MID-AMERICA CAPITAL PARTNERS, L.P.,

                                    By:  MAACP, Inc., its general partner

                                    By
                                         Name:  Simon R.C. Wadsworth
                                         Title: President


                                    MID-AMERICA APARTMENTS, L.P.

                                    By:  Mid-America Apartment Communities,
                                         Inc., its general partner

                                    By
                                         Name:  Simon R.C. Wadsworth
                                         Title:  Executive Vice President and
                                         CFO


                                    MORGAN STANLEY MORTGAGE CAPITAL INC.

                                    By   _____________________________________
                                         Name:
                                         Title:


                                    LASALLE NATIONAL BANK, as trustee

                                    By   ______________________________
                                         Name:
                                         Title:


                                    FIRST UNION NATIONAL BANK

                                    By   ____________________________
                                         Name:
                                         Title: